EXHIBIT 10.1

                           FORM OF PURCHASE AGREEMENT

      This purchase agreement (this "Agreement") is dated as of August 5, 2005, by and between the purchasers set forth on the signature page hereto (collectively, the "Purchaser") and SpatiaLight, Inc., a New York Corporation (the "Company"), whereby the parties agree as follows:

1.    Offering.

      a) The Company has authorized the sale and issuance of up 2,000,000 of its Common Shares (the "Shares"), to one or more purchasers (the "Offering"). The Offering has been registered with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Company's Registration Statement on Form S-3 (No. 333-122392), which was declared effective by the SEC on July 29, 2005 and has remained effective since such date and is effective on the date hereof (the "Registration Statement").

      b) The Company and the Purchaser agree that, at the Closing (as defined in Section 2), the Purchaser will purchase from the Company and the Company will issue and sell to the Purchaser the number of Shares set forth on the signature page of this Agreement for a purchase price set forth on the signature page of this Agreement (the "Purchase Price") pursuant to the terms and conditions set forth herein. Certificates representing the Shares purchased by the Purchaser may not be delivered to the Purchaser; instead such Shares, if not physically delivered, will be credited to the Purchaser using customary book-entry procedures.

      c) The Company may enter into agreements with certain other purchasers (the "Other Purchasers"), with terms and conditions, including but not limited to purchase price and quantity of Shares, which may be different from those set forth herein. (The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers" and this Agreement and the stock purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchase Agreements"). The Company may accept or reject Purchase Agreements in its sole discretion.

      d) Pursuant to Rule 424(b)(2) of the Securities Act, the Company agrees to file with SEC a prospectus supplement in a form similar to Exhibit A hereto regarding the sale of the Shares to Purchaser (the "Prospectus Supplement") after consummation of the sale of the Shares contemplated by this Agreement.

      e) From the date hereof until 30 days following the date hereof, the Purchaser may, in its sole determination, elect to purchase, severally and not jointly with the other Purchasers, up to an additional aggregate total of 225,000 registered shares of Common Stock off the Registration Statement (such securities, the
            "Greenshoe Securities" and such right, a "Greenshoe Right") in proportion to the Shares initially purchased by the Purchasers pursuant to this Agreement. Any Greenshoe Right exercised by a Purchaser shall close within 2 business days of a duly delivered exercise notice by the exercising party. Any additional investment in the Greenshoe Securities shall be at a purchase price of $5.50 per Share and on other terms and conditions materially identical to the purchase and sale of the Shares set forth on the


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

            signature page hereto, mutatis mutandis. In order to effectuate a purchase and sale of the Greenshoe Securities, the Company and the Purchasers shall enter into a purchase agreement materially identical to this Agreement; provided, however, that there shall not be any additional Greenshoe Rights.

2.    Delivery of the Shares at Closing

      a) The completion of the purchase and sale of the Shares (the "Closing") shall occur on August 5, 2005 (the "Closing Date"). At the Closing, the Purchaser shall deliver to the Company a wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto, and the Company shall deliver to the Purchaser, at the sole discretion of the Purchaser, physically or using customary book-entry procedures (such as the Depository Trust Company's Deposit Withdrawal Agent Commission system), the number of Shares, set forth on the signature page hereto.

      b) The Company's obligation to issue and sell the Shares to the Purchaser shall be conditioned upon the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing.

3.    Company Representations and Warranties

      a) The Company hereby represents and warrants that: (a) it has full rights, power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a material breach of (i) the Company's Amended and Restated Certificate of Incorporation or by-laws, as amended, or (ii) any agreement to which the Company is a party or by which any of its property or assets is bound; and (d) upon receipt of the Purchase Price, the Shares will be duly and validly issued, fully paid and non-assessable, and the Purchaser will be entitled to all rights accorded to a holder of the Company's Common Shares.

      b) The Registration Statement has been declared effective by the SEC and to the best of the Company's knowledge is currently effective for the sale of the Shares to the Purchaser.

      c) The Company represents that it shall promptly secure listing of all the Shares sold under this Agreement upon the Nasdaq SmallCap Market.

4.    Purchaser Representations and Warranties

      a) The Purchaser represents and warrants that (a) it has had no position, office or other material relationship within the past three years with the Company or person known to it to be affiliates of the Company, and (b) it is not a registered broker-dealer under
            Section 15 of the Securities Exchange Act of 1934, as amended, as of the date hereof.


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

      b) The Purchaser hereby confirms receipt of the base prospectus included in the Registration Statement and the Prospectus Supplement (together, the "Prospectus"). The Purchaser confirms that it had full access to the Prospectus and was fully able to read, review, download and print it.

      c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Purchase Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      d) The Purchaser understands that nothing in the Prospectus, this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5.    Notice

      All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

      To the Company: as set forth on the signature page hereto.

      To the Purchaser: as set forth on the signature page hereto.

      All notices hereunder shall be effective upon receipt by the party to which it is addressed.

6.    Jurisdiction

      This Agreement shall be governed by ad interpreted in accordance with the laws of the State of New York, as if fully performed in New York, without giving effect to the principles of conflicts of law thereof. Each of the parties consents to the exclusive jurisdiction of the United States district court of the Southern District of New York in the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement, and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable costs, legal fees and disbursements incurred in enforcement or protection of any of its rights under this Agreement.

7.    Indemnification.


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

      (a) The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchaser, the officers, directors, agents, brokers (including brokers who offer and sell Shares as principal as a result of a pledge or any failure to perform under a margin call of Common Shares), investment advisors and employees of each of them, each person or entity who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person or entity, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue ------ statement of a material fact contained in the Registration Statement, any prospectus therein or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

      (b) If any proceeding shall be brought or asserted against any person or entity entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Company in writing, and the Company shall ------------------- have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Company of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Company. An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Company has agreed in writing to pay such fees and expenses; (2) the Company shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Company, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Company (in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Company). The Company shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

      Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection


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

with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Company; provided, that the Indemnified Party shall promptly reimburse the Company for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

      (c) If the indemnification under Section 7(a) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Company shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

      (d) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Company may have to the Indemnified Parties.

8.    Miscellaneous

      a) This Agreement (and the Prospectus and any prospectus supplement) constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement.

      b) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

      c) This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

      d) The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

      e) In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                              *********************


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

      If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

                                         AGREED AND ACCEPTED:

                                         SPATIALIGHT, INC.

                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                         Address for Notice:
                                         ------------------
                                         5 Hamilton Landing, Suite 100
                                         Novato, CA 94949

                                         Wire Instructions: See EXHIBIT B

                                         AGREED AND ACCEPTED:

                                         PURCHASERS:

                                         [_________________________]



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                         Address for Notice:
                                         ------------------

                                         --------------------------------------

                                         --------------------------------------

                                         Number of Shares:
                                                          ---------------------
                                         Purchase Price per Share: $5.40
                                                                    ----
                                         Aggregate Purchase Price: $
                                                                    -----------
                                         Tax ID No:
                                                   ----------------------------
                                         Name in which book-entry should be made
                                   (if different):
                                                  -----------------------------

                                         [_________________________]



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                         Address for Notice:
                                         ------------------

                                         --------------------------------------

                                         --------------------------------------

                                         Number of Shares:
                                                          ---------------------
                                         Purchase Price per Share: $5.40
                                                                    ----
                                         Aggregate Purchase Price: $
                                                                    -----------
                                         Tax ID No:
                                                   ----------------------------
                                         Name in which book-entry should be made
                                   (if different):
                                                  -----------------------------


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

                                         [_________________________]



                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                         Address for Notice:
                                         ------------------

                                         --------------------------------------

                                         --------------------------------------

                                         Number of Shares:
                                                          ---------------------
                                         Purchase Price per Share: $5.40
                                                                    ----
                                         Aggregate Purchase Price: $
                                                                    -----------
                                         Tax ID No:
                                                   ----------------------------
                                         Name in which book-entry should be made
                                   (if different):
                                                  -----------------------------


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

                                                                       EXHIBIT A

Filed Pursuant to Rule 424(b)(2)                     Registration No. 333-122392

                              PROSPECTUS SUPPLEMENT
                             (TO PROSPECTUS DATED )

                                SPATIALIGHT, INC.

                          _______________ Common Shares


      You should read this prospectus supplement and the accompanying Prospectus carefully before you invest. Both documents contain information you should consider when making your investment decision.

      AN INVESTMENT IN OUR SECURITIES INVOLVES SUBSTANTIAL RISKS. THESE RISKS ARE DESCRIBED UNDER THE CAPTION "RISK FACTORS" BEGINNING ON PAGE [___] OF THE PROSPECTUS ACCOMPANYING THIS PROSPECTUS SUPPLEMENT.

      We are offering [____________] of our Common Shares to one or more institutional investors pursuant to this prospectus supplement. The purchase price for these Common Shares is $[______] in the aggregate, or $[___] per Share.

      Our Common Shares are quoted on the Nasdaq SmallCap Market under the symbol "HDTV". On [______________] the last reported sales price of our Common Shares was $[___] per Share.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE RELATED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The date of this prospectus supplement is [_________________]